Exhibit 99.1

NEWS

MSC INDUSTRIAL CONFIRMS RECEIPT OF PROPOSAL FROM CONTROLLING SHAREHOLDERS

TO EXCHANGE HIGH-VOTE STOCK AND ELIMINATE DUAL-CLASS SHARE STRUCTURE

MELVILLE, NY and DAVIDSON, NC, February 6, 2023 - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM), "MSC," “MSC Industrial” or the "Company," a leading North American distributor of a broad range of metalworking and maintenance, repair and operations (MRO) products and services, today confirmed it has received a proposal (the “Proposal”) from its controlling shareholders, the Jacobson/Gershwind family, to exchange its high-voting Class B shares (10 votes per share) for Class A shares (1 vote per share) and eliminate the current dual-class share structure. The Proposal is that each Class B share be exchanged for 1.35 Class A shares. The Proposal states that the family expects to remain MSC’s largest shareholder, whether or not the proposed transaction occurs.

The MSC Board of Directors has formed a Special Committee composed entirely of independent directors to evaluate the Proposal which will be advised by independent financial and legal advisors. Kirkland & Ellis has been retained as the legal advisor to the Special Committee.

Under the terms of the Proposal, any definitive agreement would first require approval by the Special Committee and the MSC Board of Directors, as well as the holders of a majority of the Class A shares that do not also hold Class B shares. There can be no assurance of the final terms of any transaction between the family and MSC, or that any such transaction will be approved by the Special Committee, the MSC Board of Directors or by the Class A shareholders. MSC does not intend to comment further regarding the Special Committee’s evaluation unless and until further disclosure is appropriate or required.

About MSC Industrial Supply Co.

MSC Industrial Supply Co. (NYSE: MSM) is a leading North American distributor of a broad range of metalworking and maintenance, repair and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with approximately 2.2 million products, inventory management and other supply chain solutions, and deep expertise from more than 80 years of working with customers across industries. Our experienced team of approximately 7,000 associates works with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling, and optimizing for a more productive tomorrow. For more information on MSC Industrial, please visit mscdirect.com.

Contact Information

John G. Chironna

Vice President, Investor Relations and Treasurer

(704) 987-5231

MSC INDUSTRIAL CONFIRMS RECEIPT OF PROPOSAL FROM CONTROLLING SHAREHOLDERS

TO EXCHANGE HIGH-VOTE STOCK AND ELIMINATE DUAL-CLASS SHARE STRUCTURE

Cautionary Note Regarding Forward-Looking Statements:

Statements in this press release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about the future impact of COVID-19 on our business operations, results of operations and financial condition, expected future results, expected benefits from our investment and strategic plans and other initiatives, and expected future growth, profitability and return on invested capital, are forward-looking statements. The words “will,” “may,” “believes,” “anticipates,” “thinks,” “expects,” “estimates,” “plans,” “intends,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. In addition, any statements which refer to expectations, projections or other characterizations of future events or circumstances, statements involving a discussion of strategy, plans or intentions, statements about management’s assumptions, projections or predictions of future events or market outlook and any other statement other than a statement of present or historical fact are forward-looking statements. The inclusion of any statement in this press release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. In addition, new risks may emerge from time to time and it is not possible for management to predict such risks or to assess the impact of such risks on our business or financial results. Accordingly, future results may differ materially from historical results or from those discussed or implied by these forward-looking statements. Given these risks and uncertainties, the reader should not place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to, the following:  general economic conditions in the markets in which we operate; changing customer and product mixes; volatility in commodity and energy prices, the impact of prolonged periods of low, high and rapid inflation, and fluctuations in interest rates; competition, including the adoption by competitors of aggressive pricing strategies and sales methods; industry consolidation and other changes in the industrial distribution sector; our ability to realize the expected benefits from our investment and strategic plans, including our transition from being a spot-buy supplier to a mission-critical partner to our customers; our ability to realize the expected cost savings and benefits from our restructuring activities and structural cost reductions; the potential impact of the COVID-19 pandemic on our sales, operations and supply chain; the retention of key personnel; the credit risk of our customers, higher inflation and fluctuations in interest rates; the risk of customer cancellation or rescheduling of orders; difficulties in calibrating customer demand for our products, such as personal protective equipment or “PPE” products, which could cause an inability to sell excess products ordered from manufacturers resulting in inventory write-downs or could conversely cause inventory shortages of such products; work stoppages, labor shortages or other business interruptions (including those due to extreme weather conditions) at transportation centers, shipping ports, our headquarters or our customer fulfillment centers; disruptions or breaches of our information technology systems, or violations of data privacy laws; the retention of qualified sales and customer service personnel and metalworking specialists; the risk of loss of key suppliers or contractors or key brands or supply chain disruptions, including due to import restrictions or global geopolitical conditions; changes to governmental trade or sanctions policies, including the impact from significant import restrictions or tariffs or moratoriums on economic activity with certain countries or regions; risks related to opening or expanding our customer fulfillment centers; our ability to estimate the cost of healthcare claims incurred under our self-insurance plan; litigation risk due to the nature of our business; risks associated with the integration of acquired businesses or other strategic transactions; financial restrictions on outstanding borrowings; our ability to maintain our credit facilities or incur additional borrowings on terms we deem attractive; the interest rate uncertainty due to the London InterBank Offered Rate (LIBOR) reform; the failure to comply with applicable environmental, health and safety laws and regulations, and other laws applicable to our business; the outcome of government or regulatory proceedings or future litigation; goodwill and intangible assets recorded resulting from our acquisitions could be impaired; our common stock price may be volatile due to factors outside of our control; and the significant control that our principal shareholders exercise over us, which may result in our taking actions or failing to take actions which our other shareholders do not prefer. Additional information concerning these and other risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual and Quarterly Reports on Forms 10-K and 10-Q, respectively, and in the other reports and documents that we file with the United States Securities and Exchange Commission. We expressly disclaim any obligation to update any of these forward-looking statements, except to the extent required by applicable law.